Press Release
FOR IMMEDIATE RELEASE                                                  OTC: ABCW
July 22, 2003

                     ANCHOR BANCORP WISCONSIN INC. ANNOUNCES
                          RECORD FIRST QUARTER EARNINGS
                             AND A DIVIDEND INCREASE

Madison, WI. Anchor BanCorp Wisconsin Inc. (NASDAQ "ABCW") reported record net income of $14.1 million for the quarter ended June 30, 2003 which compares to $10.8 million for the same quarter last year, a 30.8% increase. Diluted earnings per share for the quarter ended June 30, 2003 were $.59 which compares to $.42 for the same quarter last year. Book value increased to $12.54 per share, from $11.53 per share. Return on average equity increased to 18.91% from 15.18%. "I am exceptionally pleased with these results" commented Douglas J. Timmerman.

Net gain on sale of loans continued to increase significantly as it has done over the past several quarters. For the quarter ended June 30, 2003, net gain on sale of loans was $9.8 million as compared to $1.8 million for the same quarter last year.

Today, the Board of Directors declared an 11 cent per share quarterly cash dividend up from 10 cents per share, on the common stock of the corporation. The dividend is payable on August 15, 2003 to the stockholders of record at the close of business on August 1, 2003.

AnchorBank fsb, the wholly owned subsidiary of ABCW, has 54 full service offices and two loan origination offices. All are located in Wisconsin.

For more information contact: Michael W. Helser, CFO (608) 252-1810 or Douglas
J. Timmerman, President, at (608) 252-8782.

                          ANCHOR BANCORP WISCONSIN INC.


                              FINANCIAL HIGHLIGHTS

                (Dollars in thousands - except per share amounts)
                                   (Unaudited)

                                                                                THREE MONTHS ENDED
                                                                                     JUNE 30,
                                                                      --------------------------------------
                                                                           2003                  2002
                                                                      --------------------------------------
OPERATIONS DATA:
 Net interest income                                                     $   28,460          $   28,782
 Provision for loan losses                                                      450                 450
 Net gain on sale of loans                                                    9,807               1,841
 Other non-interest income                                                    3,259               3,586
 Non-interest expense                                                        18,150              16,597
 Income before income taxes                                                  22,926              17,162
 Income taxes                                                                 8,833               6,387
 Net income                                                                  14,093              10,775

SELECTED FINANCIAL RATIOS (1):
 Yield on earning assets                                                       5.83%               6.66%
 Cost of funds                                                                 2.56                3.26
 Interest rate spread                                                          3.27                3.40
 Net interest margin                                                           3.39                3.52
 Return on average assets                                                      1.58                1.24
 Return on average equity                                                     18.91               15.18
 Average equity to average assets                                              8.38                8.18
 Non-interest expense to average assets                                        2.04                1.91

PER SHARE:
 Basic earnings per share                                                $     0.61          $     0.43
 Diluted earnings per share                                                    0.59                0.42
 Dividends per share                                                           0.10                0.08
 Book value per share                                                         12.54               11.53

                                                                                     JUNE 30,
                                                                      --------------------------------------
                                                                           2003                  2002
                                                                      --------------------------------------
FINANCIAL CONDITION:
 Total assets                                                            $3,622,614          $3,473,618
 Loans receivable, net
  Held for sale                                                              61,666              21,406
  Held for investment                                                     2,823,263           2,666,657
Investment securities available for sale, at fair value                      81,591             109,496
Investment securities held to maturity, at amortized cost                     2,999               6,747
Mortgage-related securities available for sale, at fair value               169,585             135,517
Mortgage-related securities held to maturity, at amortized cost              46,242             130,167
 Deposits                                                                 2,633,503           2,509,203
 Borrowings                                                                 607,614             621,925
 Stockholders' equity                                                       299,699             288,309
 Allowance for loan losses                                                   30,037              30,848
 Non-performing assets                                                       17,611              12,384

------------------------------------------------

(1) Annualized when appropriate.

                          ANCHOR BANCORP WISCONSIN INC.


                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                            (Unaudited)
                                                                              JUNE 30,            MARCH 31,
                                                                              2003                  2003
                                                                           ---------------------------------
                                                                                     (In Thousands)
ASSETS
 Cash and cash equivalents                                                 $   202,872           $   141,427
  Investment securities available for sale, at fair value                       81,591                97,192
  Investment securities held to maturity, at amortized cost                      2,999                 2,998
  Mortgage-related securities available for sale, at fair value                169,585               185,751
  Mortgage-related securities held to maturity, at amortized cost               46,242                62,998
 Loans receivable, net
  Held for sale                                                                 61,666                43,054
  Held for investment                                                        2,823,263             2,770,988
 Foreclosed properties and repossessed assets, net                                 992                 1,535
 Real estate held for development and sale                                      43,960                44,994
 Office properties and equipment                                                31,882                31,905
 Other assets                                                                  157,562               155,779
                                                                           -----------           -----------
    Total assets                                                           $ 3,622,614           $ 3,538,621
                                                                           ===========           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
 Deposits                                                                  $ 2,633,503           $ 2,574,188
 Borrowings                                                                    607,614               595,816
 Advance payments by borrowers for taxes and insurance                          12,935                 6,579
 Other liabilities                                                              68,863                69,034
                                                                           -----------           -----------
    Total liabilities                                                        3,322,915             3,245,617
                                                                           -----------           -----------

 Preferred stock, $.10 par value, 5,000,000 shares
   authorized, none outstanding                                                      -                     -
 Common stock, $.10 par value, 100,000,000 shares
   authorized, 25,363,339 shares issued                                          2,536                 2,536
 Additional paid-in capital                                                     65,360                64,271
 Retained earnings, substantially restricted                                   261,022               251,729
       Accumulated other comprehensive income                                    3,557                 4,177
 Less: Treasury stock (1,456,230 shares and 1,420,481 shares,
   respectively), at cost                                                      (29,714)              (28,917)
       Unearned deferred compensation                                           (3,062)                 (792)
                                                                           -----------           -----------
    Total stockholders' equity                                                 299,699               293,004
                                                                           -----------           -----------
    Total liabilities and stockholders' equity                             $ 3,622,614           $ 3,538,621
                                                                           ===========           ===========

                          ANCHOR BANCORP WISCONSIN INC.


                        CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)

                                                                     THREE MONTHS ENDED
                                                                          JUNE 30,
                                                                  ------------------------
                                                                    2003           2002
                                                                  ------------------------
                                                                       (In Thousands)
Interest income:
   Loans                                                          $44,112          $48,024
   Mortgage-related securities                                      2,870            4,239
   Investment securities and interest-bearing deposits              2,060            2,185
                                                                  -------          -------
     Total interest income                                         49,042           54,448
Interest expense:
   Deposits                                                        14,483           18,357
   Notes payable and other                                          6,099            7,309
                                                                  -------          -------
     Total interest expense                                        20,582           25,666
                                                                  -------          -------
     Net interest income                                           28,460           28,782
Provision for loan losses                                             450              450
                                                                  -------          -------
     Net interest income after provision for loan losses           28,010           28,332
Non-interest income:
   Service charges on deposits                                      2,004            1,698
   Net gain on sale of loans                                        9,807            1,841
   Other income                                                     1,255            1,888
                                                                  -------          -------
     Total non-interest income                                     13,066            5,427
Non-interest expense:
   Compensation                                                    10,388            9,208
   Occupancy                                                        1,609            1,362
   Other                                                            6,153            6,027
                                                                  -------          -------
     Total non-interest expense                                    18,150           16,597
                                                                  -------          -------
     Income before income taxes                                    22,926           17,162
Income taxes                                                        8,833            6,387
                                                                  -------          -------
     Net income                                                   $14,093          $10,775
                                                                  =======          =======

Earnings per share:
Basic                                                             $  0.61          $  0.43
Diluted                                                              0.59             0.42





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